SEASONS SERIES TRUST

Supplement to the Prospectus (Class A Shares) dated July 27, 2001

On page 38 of the Prospectus, under "Information about the Subadvisers - Janus Capital Corporation," the paragraph is replaced in its entirety with the following:

Janus Capital Management LLC. Janus is a Delaware limited liability company located at 100 Fillmore Street, Denver, Colorado, 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2001, Janus had assets under management of approximately $182.5 billion.

Dated: May 1, 2002